UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2012

Cyalume Technologies Holdings, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts		01089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(413) 858-2500

Not Applicable

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2012, Cyalume Technologies Holdings, Inc. issued a press release relating to its results for the quarter ended June 30, 2012. On August 10, 2012, Cyalume Technologies Holdings, Inc. held a public conference call for investors to discuss its financial results for the quarter ended June 30, 2012. The full texts of the conference call and press release are furnished herewith as Exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description

99.1	Cyalume Technologies Holdings, Inc. Operating Results for the Quarter Ended June 30, 2012 Earnings Call Transcript.
99.2	Press release dated August 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

August 15, 2012	By:	/s/ Michael Bielonko
Name: Michael Bielonko
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Cyalume Technologies Holdings, Inc. Operating Results for the Quarter Ended June 30, 2012 Earnings Call Transcript.
99.2	Press release dated August 9, 2012.